                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                 LaBarge, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                               [LABARGE INC LOGO]





                                    NOTICE OF
                               2000 ANNUAL MEETING
                                NOVEMBER 15, 2000
                               AND PROXY STATEMENT

                               [LABARGE INC LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 15, 2000


TO THE STOCKHOLDERS:


         The Annual Meeting of Stockholders of LaBarge, Inc. will be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri, on November 15, 2000, at 4:00 P.M., CST.

         At the Annual Meeting, Common Stockholders will be asked:

         1.   To elect two Class B Directors for a term ending in 2003;

         2. To consider and act upon the ratification of the selection of KPMG LLP as independent accountants for fiscal 2001;

         3. To transact such other business as may properly come before the meeting.

         Only stockholders whose names appear of record at the Company's close of business on September 18, 2000 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. ALL CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS NOTICE HAVE THE DEFINITIONS GIVEN TO THEM IN THE ATTACHED PROXY STATEMENT.

         WE ENCOURAGE YOU TO VOTE VIA INTERNET OR TELEPHONE, OR YOU MAY MAIL YOUR PROXY.

         If you receive more than one proxy card because you own shares registered in different names or at different addresses, please vote each proxy as soon as possible by following the instructions on the separate instruction sheet regarding voting by Internet, telephone or mail.

                          By Order of the Board of Directors,


                          /s/ Donald H. Nonnenkamp
                          Donald H. Nonnenkamp
                          Vice President, Chief Financial Officer and Secretary

October 4, 2000




ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE VOTE YOUR PROXY. STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY VOTING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                                  LABARGE, INC.
                               9900A CLAYTON ROAD
                            ST. LOUIS, MISSOURI 63124


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 15, 2000


         This Proxy Statement is being furnished to the Common Stockholders of LaBarge, Inc. (the "Company") on or about October 4, 2000, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 15, 2000 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting.

         Holders of shares of common stock, par value $.01 per share (the "Common Stock"), of the Company at its close of business on September 18, 2000 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 14,852,054 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per each share of Common Stock held of record on the Record Date on each matter that may properly come before the Annual Meeting.

         A plurality of votes of Common Stockholders cast at the Annual Meeting is required for the election of each Director. Ratification of the selection of independent accountants requires the affirmative vote of stockholders holding a majority of the shares of Common Stock voted at the Annual Meeting.

         Management of the Company (the "Management"), together with members of the Board of Directors of the Company, in the aggregate directly or indirectly controlled approximately 32.7% of the Common Stock outstanding on the Record Date.

         Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved. Under applicable Delaware law, an abstention or broker non-vote will have no effect on the outcome of the election of directors.

         All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR election of the Board's nominees as directors, FOR the ratification of the recommended independent accountants, and, at the discretion of the named proxies, on any other matters that may properly come before the Annual Meeting. The Board of Directors of the Company does not know of any matters other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement that will come before the Annual Meeting.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy,
(ii) duly executing a subsequently dated proxy relating to the Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to: Corporate Secretary, LaBarge, Inc., 9900A Clayton Road, St. Louis, Missouri 63124.

         The proxies are solicited by the Board of Directors of the Company. In addition to the use of the Internet, telephone and mail, proxies may be solicited personally or by facsimile transmission by Directors, officers or regular employees of the Company. The cost of solicitation of proxies will be borne by the Company.

         A copy of the Company's Annual Report for the fiscal year ended July 2, 2000 is being mailed to each stockholder along with this Proxy Statement.


              ----------------------------------------------------
              THE DATE OF THIS PROXY STATEMENT IS OCTOBER 4, 2000.
              ----------------------------------------------------



                        PROPOSAL 1: ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company is divided into three classes designated Class A, Class B and Class C. Each Director is elected for a three-year term and the term of each Class expires in a different year.

         The Board of Directors has nominated for election as Class B Directors:
Messrs. John G. Helmkamp, Jr. and Lawrence J. LeGrand. Each of the nominees is currently serving as a Director of the Company and each has consented to continue to serve as a Director if elected. Unless proxy cards are marked to withhold authority to vote for any of the Director nominees, the proxies intend to vote all properly executed proxies FOR election of each of the Director nominees.

         The following biographical information is furnished with respect to each nominee and each current Director whose term continues after the Annual
Meeting:

------------------------------------------------------ ------------- ------- ------------ -------------------------------
                                                            TERM
                                                         EXPIRATION           DIRECTOR          POSITIONS WITH THE
                                                            DATE      AGE       SINCE                COMPANY
------------------------------------------------------ ------------- ------- ------------ -------------------------------
NOMINEES FOR ELECTION AS CLASS B DIRECTORS
     JOHN G. HELMKAMP, JR.                                  2003       53       1998       DIRECTOR
     LAWRENCE J. LEGRAND                                    2003       49       1998       DIRECTOR
------------------------------------------------------ ------------- ------- ------------ -------------------------------
Continuing Class C Directors
     Robert H. Chapman                                      2001       54       1998       Director
     Richard P.  Conerly                                    2001       76       1975       Director
     Pierre L. LaBarge, Jr.                                 2001       75       1967       Chairman Emeritus and
                                                                                           Director
------------------------------------------------------ ------------- ------- ------------ -------------------------------
Continuing Class A Directors
     Craig E. LaBarge                                       2002       49       1981       Chief Executive Officer,
                                                                                           President and Director
     James P. Shanahan, Jr.                                 2002       39       1987       Director
     Jack E. Thomas, Jr.                                    2002       48       1997       Director
------------------------------------------------------ ------------- ------- ------------ -------------------------------


              ----------------------------------------------------
               THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                     ELECTION OF ITS NOMINEES FOR DIRECTOR.
              ----------------------------------------------------

EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES FOR DIRECTOR
         The following table sets forth certain information, as of September 18, 2000, with respect to the executive officers, directors whose term of office will continue after the Annual Meeting, and nominees for directors of the
Company:

     NAME                                      AGE          POSITION(S)
--------------------------------------------------------------------------------------------------------------------
     Pierre L. LaBarge, Jr.....................75           Chairman Emeritus and Director
     Craig E. LaBarge..........................49           Chief Executive Officer, President and Director
     Randy L. Buschling........................40           Senior Vice President
     Harvey Baker..............................49           Vice President
     Thomas N. Hilleary........................50           Vice President
     Thomas L. Hubbard.........................47           Vice President
     Donald H. Nonnenkamp......................48           Vice President, Chief Financial Officer & Secretary
     John R. Parmley...........................46           Vice President
     Robert H. Chapman.........................55           Director
     Richard P. Conerly........................76           Director
     John G. Helmkamp, Jr......................53           Director
     Lawrence J. LeGrand.......................49           Director
     James P. Shanahan, Jr.....................39           Director
     Jack E. Thomas, Jr........................48           Director

         Pierre L. LaBarge, Jr., Chairman Emeritus, is the founder of the predecessor Company. Mr. LaBarge retired from day-to-day business operations in 1995. He has been a Director since 1967.

         Craig E. LaBarge is the son of Pierre L. LaBarge, Jr. and has been a Director since 1981. He assumed the positions of Chief Executive Officer and President in 1991. Prior to that time, he was Vice President--Marketing of the Electronics Division of the Company (1975 to 1979), President of the Electronics Division of the Company (1979 to 1986), Vice President of the Company (1981 to
1986) and President and Chief Operating Officer of the Company (1986 to 1991). Mr. LaBarge is also a director and member of the Audit Committee of both TALX Corporation and Young Innovations, Inc.

         Mr. Buschling joined the Company in 1998. He is currently Senior Vice President of the Manufacturing Services Group of the Company. He was Vice President--Aerospace and Defense Business Unit from 1998 to 1999. Prior to joining the Company, he was General Manager of Watlow Electric Manufacturing Company's Systems Division for more than five years.

         Mr. Baker joined the Company in 1996. He is currently Vice President--Operations for the Manufacturing Services Group of the Company. Prior to joining the Company, he was Vice President of Manufacturing and Customer Service for the Broadcast Division of Harris Corporation for more than five years.

         Mr. Hilleary joined the Company in 1998 with the acquisition of Open Cellular Systems, Inc. He is Vice President of LaBarge, Inc. and oversees the Company's Network Technologies Group. Prior to joining the Company, he was President of Open Cellular Systems, Inc. from 1997 to 1998, and Vice President--Engineering of Distribution Control Systems, Inc. from 1992 to 1997.

         Mr. Hubbard joined the Company in 1980. He is Vice President of LaBarge, Inc. and oversees the Company's investment in NotiCom L.L.C. He was Vice President--Telecommunications Business Unit from 1996 to 1999. Prior to that time, he was Sales Manager for the Joplin facility for more than five years.

         Mr. Nonnenkamp joined the Company in 1999. He is currently Vice President, Chief Financial Officer and Secretary of the Company. He has most recently served as Vice President and Treasurer for Esco Electronics Corporation from 1993 to 1999. Prior to joining Esco, Mr. Nonnenkamp served as Vice President and Chief Financial Officer for Clark Oil and Refining Corporation.

         Mr. Parmley became Vice President--Sales and Marketing for the Manufacturing Services Group in 1999. He was Account Manager--Aerospace and Defense Business Unit from 1997 to 1999. Previously, Mr. Parmley was employed by Eagle-Picher Industries, Inc., where he served in various sales and management positions from 1991 to 1997.

         Mr. Chapman became a Director in 1998 and serves as a member of the Audit Committee of the Board of Directors. Since 1975, he has served as Chairman of the Board and Chief Executive Officer of Barry-Wehmiller Companies, Inc. a leading provider of packaging automation equipment.

         Mr. Conerly became a director in 1975 and serves as a member of the Audit Committee of the Board of Directors. He was formerly Chairman and Chief Executive Officer of Orion Capital Inc. (a private company) from 1987 to 1994; President of Pott Industries Inc., a marine services company, from 1969 to 1987; and Vice Chairman of Coal Marine, Houston Natural Gas Corporation, parent company of Pott Industries Inc., from 1979 to 1985. He is also a director of Young Innovations, Inc.

         Mr. Helmkamp became a Director in 1998 and serves as a member of the Audit Committee of the Board of Directors. He retired from the positions of Chairman of the Board and Chief Executive Officer of Illinois State Bank and Trust in 1996, where he served in those capacities for more than five years. Mr. Helmkamp also serves on the Board of Directors of the United Way of Greater St. Louis.

         Mr. LeGrand became a Director in 1998 and serves as a member of the Human Resources Committee of the Board of Directors. Since April 1998, he has been Executive Vice President of LMI Aerospace, Inc., a leading manufacturer in the aerospace industry. Prior to that time, Mr. LeGrand was a partner of KPMG LLP for more than 20 years.

         Mr. Shanahan became a Director in 1987 and serves as a member of the Human Resources Committee of the Board of Directors. He has been Executive Vice President, General Counsel and Director of Pacholder Associates, Inc., an investment advisory firm, since 1986 and is on the Board of Directors of Harvard Industries.

         Mr. Thomas became a Director in 1997 and serves as a member of the Human Resources Committee of the Board of Directors. Since 1982, he has been President, Chief Executive Officer and Chairman of the Board of Coin Acceptors, Inc., a world leader in the design and manufacture of coin mechanisms, bill validators, control systems, and vending machines. Mr. Thomas serves on the Board of Directors of Firstar Bank, is Chairman of Royal Vendors, Inc. (a private company), and serves on the Advisory Board of ALTO U.S., Inc.

         The Board of Directors of the Company held six meetings in fiscal 2000. The Company has a standing Audit Committee of its Board of Directors, which held four meetings in fiscal 2000. This Committee is governed by a Charter, a copy of which is attached hereto as Exhibit A, that specifies its responsibilities, the accountability of the outside auditors to the Board of Directors and the Audit Committee, and the Audit Committee's responsibility to ensure independence of the outside auditors. The Audit Committee reviews the adequacy of its Charter annually. The Company also has a standing Human Resources Committee of its Board of Directors, which held four meetings in fiscal 2000. This Committee performs the principal function of acting as a compensation committee. The Company has no standing nominating committee or any committee which performs similar functions. Each Director attended at least 85% of the meetings of the Board and its Committees on which he served in fiscal 2000.

DIRECTORS' FEES
         Members of the Board of Directors who are not employees of the Company receive $1,500 for each Board meeting attended, $750 for each committee meeting attended and $500 for attendance at the Company's Annual Meeting. Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees.

SUMMARY COMPENSATION TABLE
         The following table sets forth information concerning the compensation of the Chief Executive Officer and the four other most highly compensated executives who served in such capacities as of July 2, 2000, for the fiscal years indicated.

------------------------------------ --------- --------------------------- ------------------------ ------------------
                                                        ANNUAL                   LONG-TERM
                                                    COMPENSATION (1)            COMPENSATION
                                                                             AWARDS      PAYOUTS
                                               -------------- ------------ ----------- ------------
             NAME AND                 FISCAL        ($)          ($)          (#)     ($) LTIP(2)   ($) ALL OTHER
        PRINCIPAL POSITION             YEAR       SALARY       BONUS(2)     OPTIONS    PAYOUTS(6)   COMPENSATION (7)
------------------------------------ --------- -------------- ------------ ----------- ------------ ------------------
Craig E. LaBarge                       2000       352,508       184,000     294,118      75,000          47,066
   Chief Executive Officer             1999       325,000          0         25,000         0            44,753
     & President                       1998       300,014       105,000      15,513         0            28,752
------------------------------------ --------- -------------- ------------ ----------- ------------ ------------------

Randy L. Buschling (3)                 2000       238,577        91,000      68,632         0            25,536
   Senior Vice President               1999       120,580          0           0            0            13,401
------------------------------------ --------- -------------- ------------ ----------- ------------ ------------------

Harvey Baker                           2000       172,000        74,000      34,309         0            41,716
   Vice President                      1999       167,299          0         12,000         0            41,688
                                       1998       155,654        53,000      12,000         0            40,806
------------------------------------ --------- -------------- ------------ ----------- ------------ ------------------

Donald H. Nonnenkamp (4)               2000       146,923        64,000      59,221         0            15,008
   Vice President, Chief Financial
    Officer and Secretary
------------------------------------ --------- -------------- ------------ ----------- ------------ ------------------

John R. Parmley (5)                    2000       121,500        37,000      34,309         0             7,272
   Vice President
------------------------------------ --------- -------------- ------------ ----------- ------------ ------------------

(1) Includes compensation amounts earned during the fiscal years shown but deferred pursuant to individual deferred compensation agreements with the Company.

(2) Bonus amounts and Long-Term Incentive Plan (LTIP) payouts are earned in the fiscal year shown and paid in the subsequent fiscal year.

(3)  Mr. Buschling became an officer of the Company on September 21, 1998.

(4)  Mr. Nonnenkamp became an officer of the Company on November 8, 1999.

(5)  Mr. Parmley became an officer of the Company on July 1, 1999.

(6) Under the terms of the Company's LTIP, awards to the Chief Executive Officer are paid 50% in cash and 50% in non-qualified stock options. Payouts to all other participants are in non-qualified stock options.

(7) Includes the following by individual for the fiscal year ended July 2, 2000:

---------------------------------------- ------------------------ ------------------------ ---------------------------
                                              SPLIT $ LIFE           COMPANY MATCH ON               USE OF
                 NAME                        PREMIUM ($) (A)       401(K) DEFERRALS ($)            AUTO ($)
---------------------------------------- ------------------------ ------------------------ ---------------------------
Craig E. LaBarge                                 36,003                      0                      11,063
---------------------------------------- ------------------------ ------------------------ ---------------------------
Randy L. Buschling                               13,954                    2,832                     8,750
---------------------------------------- ------------------------ ------------------------ ---------------------------
Harvey Baker                                     31,954                    2,512                     7,250
---------------------------------------- ------------------------ ------------------------ ---------------------------
Donald  H. Nonnenkamp                             4,697                      711                     9,600
---------------------------------------- ------------------------ ------------------------ ---------------------------
John R. Parmley                                     0                      1,898                     5,374
---------------------------------------- ------------------------ ------------------------ ---------------------------

(a) By agreement, these "split dollar life" premiums will be substantially recovered upon the surrender of the policy or death of the executive.


OPTION GRANTS IN LAST FISCAL YEAR
     The following table sets forth all stock options granted to the named executives during the fiscal year ended July 2, 2000.

---------------------------------------------------------------------------------------- -----------------------------
                                                                                          POTENTIAL REALIZABLE VALUE
                                                                                          AT ASSUMED ANNUAL RATES OF
                                   INDIVIDUAL GRANTS                                       STOCK PRICE APPRECIATION
                                                                                               FOR OPTION TERM
---------------------------------------------------------------------------------------- -----------------------------
                               NUMBER OF
                               SECURITIES     % OF TOTAL
                               UNDERLYING       OPTIONS
                                OPTIONS       GRANTED TO      EXERCISE OR
                                GRANTED      EMPLOYEES IN      BASE PRICE    EXPIRATION
            NAME                (#) (A)       FISCAL YEAR       ($/SH)        DATE (A)       5% ($)         10% ($)
----------------------------- ------------- ---------------- -------------- ------------ -------------- --------------
Craig E. LaBarge                294,118          42.7            2.50         9/23/09       462,423       1,171,871
----------------------------- ------------- ---------------- -------------- ------------ -------------- --------------
Randy L. Buschling               68,632          10.0            2.50         9/23/09       107,906         273,454
----------------------------- ------------- ---------------- -------------- ------------ -------------- --------------
Harvey Baker                     34,309           5.0            2.50         9/23/09        53,942         136,699
----------------------------- ------------- ---------------- -------------- ------------ -------------- --------------
Donald H. Nonnenkamp (b)         59,221           8.6            2.50         11/8/09        93,109         235,958
----------------------------- ------------- ---------------- -------------- ------------ -------------- --------------
John R. Parmley                  34,309           5.0            2.50         9/23/09        53,942         136,699
----------------------------- ------------- ---------------- -------------- ------------ -------------- --------------


(a) The options granted in fiscal 2000 vest in five equal installments, on each of the first five anniversaries of the date of the grant or immediately after a change in control.
(b) 20,000 of the options granted to Mr. Nonnenkamp will become exercisable on November 8, 2001.


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
     The following table sets forth all stock options exercised by the named executives during the fiscal year ended July 2, 2000 and the number and value of unexercised options held by such executives at fiscal year-end.

-------------------------- ------------- ---------------- ------------------------------ -----------------------------
                                                              NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                              SHARES                         UNDERLYING UNEXERCISED         "IN THE MONEY" OPTIONS
                            ACQUIRED                      OPTIONS AT FISCAL YEAR END (#)   AT FISCAL YEAR-END ($) (A)
                               ON             VALUE       ------------------------------ -----------------------------
          NAME             EXERCISE (#)  REALIZED ($)(B)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------- ------------- ---------------- -------------- --------------- ------------- ---------------
Craig E. LaBarge              40,000          7,400          57,288         319,118           0              0
-------------------------- ------------- ---------------- -------------- --------------- ------------- ---------------
Randy L. Buschling              0               0               0            68,632           0              0
-------------------------- ------------- ---------------- -------------- --------------- ------------- ---------------
Harvey Baker                    0               0            24,500          46,309           0              0
-------------------------- ------------- ---------------- -------------- --------------- ------------- ---------------
Donald H. Nonnenkamp            0               0               0            59,221           0              0
-------------------------- ------------- ---------------- -------------- --------------- ------------- ---------------
John R. Parmley                 0               0               0            39,309           0              0
-------------------------- ------------- ---------------- -------------- --------------- ------------- ---------------

(a) Options are "in the money" if the market value of the shares covered thereby is greater than the option exercise price. Market value of a share at July 2, 2000 was $2.0625.
(b) Value realized is the difference between the market value of a share on the exercise date and the exercise price per share, times the number of shares exercised.

                            HUMAN RESOURCES COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


         LaBarge, Inc. has had an independent Human Resources Committee (the "Committee") since 1981. The Committee is made up of three outside directors appointed annually by the Board of Directors (the "Board"). The principal responsibilities of the Committee include the following:

         - Review and recommend to the Board the annual salary, incentive compensation, including performance awards under the 1999 Non-Qualified Stock Option Plan and other benefits of the chief executive officer and other members of executive management.

         The Company's compensation practices are designed to achieve certain fundamental objectives, including:

         -    To attract and retain talented key executives;
         -    To set competitive compensation levels;
         - To provide incentives which focus performance on the achievement of Company objectives;
         - To align executive compensation, including the award of stock options, with the interest of the stockholders.

         To assist the Committee, the Company has, for more than 10 years, contracted with an independent compensation and benefits consulting firm. This firm periodically evaluates each of the key management positions within the Company. The evaluation is based upon such criteria as the size and scope of the job, specific technical and managerial skills required, and the impact of the specific job on Company results.

         Using the evaluations of each job and data on the compensation practices of over 500 industrial companies in the U.S., the consultants recommend ranges for both base salary and bonus opportunity. The range for base salary is wide (plus or minus 20% from a mid-point) to accommodate a variety of individual criteria, including competitive factors and specific job performance over time. The recommended range for bonus opportunity is also wide, plus or minus 50% from a mid-point. The Committee believes that executives should be paid a base salary that is within the recommended range. Actual bonus payments may range from zero to the recommended high point or greater.

         Each year, the CEO makes recommendations to the Committee regarding proposed salary changes and bonus payments, if any. The recommendations, and the Committee's evaluation of them, are based upon a variety of criteria including profit performance to plan, cash flow, debt reduction, customer development, the accomplishment of specific important objectives and many subjective factors. All of these factors were considered in determining the salaries and bonuses for 2000. These factors are also considered in establishing the compensation of the Chief Executive Officer.

             Committee members:        Jack E. Thomas, Jr., Chairman
                                       Lawrence J. LeGrand
                                       James P. Shanahan, Jr.

EMPLOYMENT AGREEMENT WITH NAMED EXECUTIVE OFFICER
           In 1999, the Company entered into an Executive Severance Agreement with Donald H. Nonnenkamp, Vice President, Chief Financial Officer and Secretary of the Company. The Agreement provides that, following a Change of Control (as defined by the Agreement), the Company will continue to employ Mr. Nonnenkamp for a period not less than one year at his place of employment immediately prior to the Change of Control or within 50 miles thereof. During that period, Mr. Nonnenkamp would be entitled to a base salary in the amount not less than the annualized base salary paid or payable to him during the month immediately preceding the month in which the Change of Control occurs. He would also be entitled to an annual bonus equal to the same percentage of his base salary as the average bonuses paid to Mr. Nonnenkamp in each of the five fiscal years most recently ended were to his base salary in those years, after disregarding the highest and lowest of such percentages. Mr. Nonnenkamp would also be entitled, during such one-year period, to all pension, welfare and other employee benefits, fringe benefits and perquisites in amounts and on terms no less favorable than those to which he was entitled on the date of the Change of Control. The Agreement also provides that, in the event of termination of Mr. Nonnenkamp's employment during such one-year period for reasons other than death, disability, or Cause (as defined by the Agreement) or voluntarily by Mr. Nonnenkamp without Good Reason (as defined by the Agreement), Mr. Nonnenkamp would be entitled to a lump sum payment from the Company equal to the sum of:
(i) his salary and other compensation not yet paid by the Company through the date of termination; (ii) a bonus prorated for the portion of the year through the date of termination; (iii) the product of three times the sum of (x) Mr. Nonnenkamp's salary plus (y) the bonus to which he would have been entitled for the full fiscal year; plus (iv) vacation pay. The Company would also be required to provide to Mr. Nonnenkamp for three years after termination all medical, hospitalization, disability and certain other benefits in amounts and on terms not less favorable than those to which he was entitled at the time of termination. If the foregoing amounts were not paid when due, they would bear interest at the rate of 15% per annum. The Agreement provides for appropriate adjustments of such payments if they would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.

VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         Set forth below is information as of September 18, 2000, concerning all persons known to the Company to be beneficial owners of more than 5% of the Common Stock outstanding on the Record Date, and beneficial ownership of Common Stock by each Director and nominee for Director of the Company, each Executive Officer of the Company named in the compensation table and all Executive Officers and Directors as a group (unless otherwise indicated, such ownership represents sole voting and sole investment power).


----------------------------------------- -------------------------------------- -------------------------------------
          NAME AND ADDRESS OF                            SHARES                                PERCENT
         BENEFICIAL OWNERS (1)                     BENEFICIALLY OWNED                          OF CLASS
----------------------------------------- -------------------------------------- -------------------------------------
Harvey Baker                                     33,521       (2)                                 *
----------------------------------------- -------------------------------------- -------------------------------------
Randy L. Buschling                               13,726       (2)                                 *
----------------------------------------- -------------------------------------- -------------------------------------
Robert H. Chapman                                     0                                          --
----------------------------------------- -------------------------------------- -------------------------------------
Richard P. Conerly                               51,704                                           *
----------------------------------------- -------------------------------------- -------------------------------------
John G. Helmkamp, Jr.                           612,911       (3)                                4.1%
----------------------------------------- -------------------------------------- -------------------------------------
J. C. Kuhn, Jr.                                  20,000                                           *
----------------------------------------- -------------------------------------- -------------------------------------
Pierre L. LaBarge, Jr.                        1,964,775       (4)  (5)  (6)                     13.2%
----------------------------------------- -------------------------------------- -------------------------------------
Craig E. LaBarge                              1,918,573       (2)  (7)  (8)                     12.9%
----------------------------------------- -------------------------------------- -------------------------------------
Lawrence J. LeGrand                             138,750      (12)                                 *
----------------------------------------- -------------------------------------- -------------------------------------
Donald H. Nonnenkamp                            953,861       (2)  (7) (13)                      6.3%
----------------------------------------- -------------------------------------- -------------------------------------
John R. Parmley                                   8,724       (2) (14)                            *
----------------------------------------- -------------------------------------- -------------------------------------
James P. Shanahan, Jr.                           84,000                                           *
----------------------------------------- -------------------------------------- -------------------------------------
Jack E. Thomas, Jr.                               2,000                                           *
----------------------------------------- -------------------------------------- -------------------------------------
All executive officers and directors as       4,857,528                                         32.7%
a group (13 persons)
----------------------------------------- -------------------------------------- -------------------------------------

* Less than 1%.

(1) The address of each executive officer and Director is c/o LaBarge, Inc., 9900A Clayton Road, St. Louis, Missouri 63124.
(2) Includes options exercisable within 60 days for the following number of shares under the 1993 and 1995 Incentive Stock Option Plans and the 1999 Non-Qualified Stock Option Plan: Harvey Baker - 31,361; Randy L. Buschling - 13,726; Craig E. LaBarge - 116,111; Donald H. Nonnenkamp -7,844; John R. Parmley - 6,861. All executive officers and directors as a group - 182,764 shares.
(3) Includes 2,500 shares held by Mr. Helmkamp's spouse in her name, 5,911 shares in her IRA and 35,000 shares held in a trust, of which she acts as trustee. Also includes 57,900 shares held in three trusts for the benefit of Mr. Helmkamp's children and 20,000 shares held in a trust for the benefit of his mother; Mr. Helmkamp is trustee of the aforesaid trusts. Mr. Helmkamp disclaims beneficial ownership of all of these shares.
(4) Includes 1,071,500 shares owned in Pierre L. LaBarge, Jr.'s individual capacity.
(5) Includes 883,275 shares held in Pierre L. LaBarge, Jr.'s revocable living trust.
(6)      Includes 10,000 shares held by Pierre L. LaBarge Jr.'s spouse. Pierre
         L. LaBarge Jr. disclaims beneficial ownership of these shares.
(7) Includes 945,017 shares held in the Benefit Plan as to which the two members of the Benefit Plan administrative committee have shared voting power; comprising an aggregate of 233,091 shares which are held in accounts of executive officers of the Company and an aggregate of 711,926 shares which are held in accounts of other employees of the Company.

(8) Includes 30,422 shares held by seven trusts for the benefit of six nephews and one niece, of which trusts Craig E. LaBarge is a co-trustee and in which shares Mr. LaBarge disclaims beneficial ownership.
(9) Includes 70,548 shares held by Craig E. LaBarge's spouse in her name, 34,000 shares held in her IRA, and 5,142 shares as custodian for their two minor children. Craig E. LaBarge disclaims beneficial ownership of these shares.
(10)     Includes 18,172 shares held by a trust for two minor children of Craig
         E. LaBarge, of which trust Craig E. LaBarge is a co-trustee and in which shares Mr. LaBarge disclaims beneficial ownership.
(11) Includes 673,411 shares owned in Craig E. LaBarge's individual capacity, 5,750 shares owned jointly with his spouse and 20,000 shares held in his IRA.
(12) Includes 133,750 shares held in a grantor trust, of which trust Mr. LeGrand is trustee.
(13)     Includes 1,000 shares owned in Mr. Nonnenkamp's individual capacity.
(14)     Includes 1,863 shares owned in Mr. Parmley's individual capacity.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE
         To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements were met during fiscal 2000.

PERFORMANCE GRAPHS
         Five-Year Total Return. The following graph compares the cumulative total stockholder return (stock price appreciation plus dividends) on the Company's Common Stock with the cumulative total return of the American Stock Exchange Market value and a pEer group.




      COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN* AMONG LABARGE, INC.,
                  THE AMEX MARKET VALUE INDEX AND A PEER GROUP

                                  [LINE GRAPH]


The peer group consists of the following companies selected on the basis of their market capitalization and similarity of businesses: Miltope Group, Inc.; Sparton Corporation; Tech Sym Corporation; Esterline Technologies Corporation; EDO Corporation; Whittaker Corporation; Cubic Corporation; GRC International, Inc. and Aydin Corporation.


Research Data                                  Peer Group Total Return Worksheet

   LA BARGE INC

                                                                   Cumulative Total Return
                                          --------------------------------------------------------------------------
                                                 6/95        6/96        6/97         6/98        6/99        6/00
LABARGE, INC.                                   100.00      408.33      272.22       144.44       91.67       91.69
PEER GROUP                                      100.00      122.26      158.62       155.11      126.26      120.57
AMEX MARKET VALUE                               100.00      115.09      123.53       154.95      174.66      205.72

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         KPMG LLP ("KPMG") has been appointed as independent accountants for the Company for the fiscal year ending July 1, 2001 by the Board of Directors with the approval of the Audit Committee. KPMG has been the Company's independent accountants since 1980. Although the appointment of independent accountants does not require the approval of Common Stockholders, the Board of Directors believes Common Stockholders should participate in the appointment through ratification. A representative of KPMG is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he so desires, and he is expected to be available to respond to appropriate questions raised orally at the meeting.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock casting a vote at the Annual Meeting is necessary for the ratification of the selection of the independent accountants.

            -------------------------------------------------------
              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
            RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT
                          ACCOUNTANTS FOR FISCAL 2001.
            -------------------------------------------------------


                              STOCKHOLDER PROPOSALS

         Any stockholder proposal to be presented at the next Annual Meeting, which is expected to be held in November 2001, must be received by the Company at its principal office at the address listed on page 2 hereof no later than May 18, 2001.


                         By Order of the Board of Directors,


                         /s/  Donald H. Nonnenkamp
                         DONALD H. NONNENKAMP
                         Vice President, Chief Financial Officer and Secretary

St. Louis, Missouri
October 4, 2000

                                                                       EXHIBIT A

                                  LABARGE, INC.
                             AUDIT COMMITTEE CHARTER


         The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements relating to accounting, auditing and financial reporting and (3) the independence and performance of the Company's independent auditors.

         The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange. The Audit Committee shall consist of not less than three members and shall be appointed by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity. Accordingly, all of the members of the Audit Committee shall be directors independent of management and free from relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. Each member shall be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, including being or having been a chief executive officer or other senior officer with financial oversight responsibilities.

         The Audit Committee, with the concurrence of the Board, shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
2. Review the Company's annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial reporting process.
3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.
4. Review with management and the independent auditor the Company's quarterly financial results and proposed press release prior to the release of earnings or the filing of its Form 10-Q and Form 10-K.
5. Meet periodically with management to review the company's major financial risk exposures and the steps management has taken to monitor and control such exposures.
6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.
7. Recommend to the Board the appointment of the independent auditor, which firm shall be instructed that it is ultimately accountable to the Audit Committee and the Board, as representatives of the Company's shareholders.
8.   Approve the fees to be paid to the independent auditor.
9. Take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

10. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1 and discuss such reports with the auditor.
11. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.
12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.
13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.
14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to the letter.
15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

Adopted by the Board of Directors May 3, 2000.

                              [LABARGE INC. LOGO]

                                 LABARGE, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 15, 2000



       The undersigned hereby appoints Craig E. LaBarge and Donald H. Nonnenkamp, or either of them acting in the absence of the other, proxies for the undersigned, with full power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of LaBarge, Inc. to be held at the St. Louis Marriott West, 660 Maryville Centre Drive, St. Louis, Missouri, on November 15, 2000, at 4:00 P.M. St. Louis time, and at any adjournments thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters not known or determined at the time of the solicitation of this proxy, as may properly come before said meeting or any adjournments thereof.


                         YOUR VOTE IS IMPORTANT TO US!

              WE ENCOURAGE VOTING ON THE INTERNET OR BY TELEPHONE. (Please Refer to the Accompanying Voting Instruction Sheet.)




                            (Detach Proxy Form Here)
--------------------------------------------------------------------------------

       The undersigned hereby revokes any proxies heretofore given in connection with the Annual Meeting and directs said persons to use this proxy to act or vote as follows:


1.  Election of Directors:              Class B-    01 - John G. Helmkamp, Jr.
                                                    02 - Lawrence J. LeGrand


        [ ] FOR all nominees listed     [ ] FOR all nominees EXCEPT for       [ ] WITHHOLD AUTHORITY to vote
                                            nominees written in space below       for all nominees

-------------------------------------------------------------------------------------------------------------

2. Proposal to ratify the selection of KPMG LLP as Independent Accountants for the fiscal year ending
July 1, 2001.

        [ ] FOR KPMG LLP as              [ ] AGAINST KPMG LLP for             [ ] ABSTAIN
            Independent Accountants          Independent Accountants



                               (SEE REVERSE SIDE)